UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 5, 2013

THORATEC CORPORATION

(Exact name of Registrant as Specified in its Charter)

California	000-49798	94-2340464
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Stoneridge Drive

Pleasanton, California 94588

(Address of principal executive

offices including zip code)

(925) 847-8600

(Registrant’s telephone number,

including area code)

Not Applicable

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Thoratec Corporation (“Thoratec”) dated June 30, 2013 filed with the Securities and Exchange Commission on July 1, 2013 (the “Initial Form 8-K”). The Initial Form 8-K reported that on June 30, 3013 Thoratec entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Terumo Corporation, a corporation formed pursuant to the laws of Japan (“Terumo Parent”), and Terumo Heart, Inc., a Delaware corporation (“THI”, together with Terumo Parent, “Terumo”). Pursuant to the terms of the Asset Purchase Agreement, Thoratec acquired certain assets and assumed certain liabilities from Terumo related to the DuraHeart® II Left Ventricular Assist System (the “DuraHeart II Product Line”) previously under development by Terumo. This Amendment provides the audited abbreviated financial statements and pro forma information required under Item 9.01 of Form 8-K. The abbreviated financial statements provided consist of Statements of Direct Revenues and Direct Expenses and Statements of Net Assets Sold as of and for the years ended March 31, 2013 and 2012, as it is not practical to obtain full financial statements of the DuraHeart II Product Line. No other modification to the Initial Form 8-K is being made by this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired

Audited abbreviated financial statements of Terumo Heart, Inc. (DuraHeart II Product Line) as of March 31, 2013 and March 31, 2012 and for each of the fiscal year then ended are filed as Exhibit 99.1 to this Form 8-K/A.

(b) Pro Forma Financial Information

The required unaudited pro forma balance sheet as of March 30, 2013 is filed as Exhibit 99.2 to this Form 8-K/A.

(d) Exhibits

Exhibit No.	Descriptions

23.1	Consent of KPMG LLP, Independent Auditors

99.1	Audited abbreviated financial statements of Terumo Heart, Inc. (DuraHeart II Product Line) as of March 31, 2013 and March 31, 2012 and for each of the fiscal years then ended.

99.2	Unaudited pro forma condensed combined balance sheet as of March 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORATEC CORPORATION

	By:	/s/ Taylor C. Harris
Taylor C. Harris
Vice President and Chief Financial Officer

Date: September 5, 2013

EXHIBIT INDEX

Exhibit No.	Descriptions

23.1	Consent of KPMG LLP, Independent Auditors

99.1	Audited abbreviated financial statements of Terumo Heart, Inc. (DuraHeart II Product Line) as of March 31, 2013 and March 31, 2012 and for each of the fiscal years then ended.

99.2	Unaudited pro forma condensed combined balance sheet as of March 30, 2013.